UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 5, 2004
                                                -------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

        New York                     333-105805                 13-3789046
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(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)

                  270 Park Avenue
                  New York, New York                               10167
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                 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code      (212) 834-9280
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         (Former name or former address, if changed since last report.)

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Item 5.     Other Events.
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            Attached as exhibits are Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Wachovia Capital Markets, LLC (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.


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Item 7.     Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1) Collateral Term Sheets prepared by J.P. Morgan Securities Inc. in connection with certain classes of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series
                                          2004-C2.

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SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2004

                                    J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                    SECURITIES CORP.


                                    By: /s/ Charles Y. Lee
                                       ---------------------------------------
                                       Name:   Charles Y. Lee
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.              Description                             Electronic (E)
-----------              -----------                             --------------

(99.1)                   Collateral Term Sheets                       E
                         prepared by J.P. Morgan
                         Securities Inc. in
                         connection with certain
                         classes of the J.P. Morgan
                         Chase Commercial Mortgage
                         Securities Corp., Commercial
                         Mortgage Pass-Through
                         Certificates, Series 2004-C2.